EXHIBIT 32.1


                            CORD BLOOD AMERICA, INC.
      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Cord Blood America, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandra
D. Smith, Chief Financial Officer (Principal Financial and Accounting Officer), of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Date:   April 28, 2005
                                                    --------------

                                            /s/Sandra D. Smith
                                            ------------------------------
                                            Sandra D. Smith
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)